POWER OF ATTORNEY

We, the undersigned Directors of Steward Funds, Inc. (the “Company”) hereby constitute and appoint Michael L. Kern, III, Jim Coppedge, and Jessica Gunter, and each of them, severally, with full powers of substitution, or if more than one acts, a majority of them, our true and lawful attorneys and agents to execute in our names, place and stead (in such capacity) any and all amendments to enable the Company to comply with the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and/or the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or substitute or substitutes therefor, shall lawfully do or cause to be done by virtue hereof.

This power of attorney is effective for all documents filed on or after May 12, 2021.

[Signature Pages Follow]

/s/ Michael L. Kern, III	Date: May 12, 2021
Michael L. Kern, III
Director

[Signature Page for Power of Attorney]

/s/ Mark H. Barineau	Date: May 12, 2021
Mark H. Barineau
Director

[Signature Page for Power of Attorney]

/s/ Kyle A. Dana	Date: May 12, 2021
Kyle A. Dana
Director

[Signature Page for Power of Attorney]

/s/ Richard L. Peteka	Date: May 12, 2021
Richard L. Peteka
Director

[Signature Page for Power of Attorney]

/s/ Adriana R. Posada	Date: May 12, 2021
Adriana R. Posada
Director

[Signature Page for Power of Attorney]

/s/ Richard J. Rossi	Date: May 12, 2021
Richard J. Rossi
Director

[Signature Page for Power of Attorney]